DELAWARE POOLED® TRUST

The Core Plus Fixed Income Portfolio
The Emerging Markets Portfolio
The Emerging Markets Portfolio II
The Focus Smid-Cap Growth Equity Portfolio
The High-Yield Bond Portfolio
The Labor Select International Equity Portfolio
The Large-Cap Growth Equity Portfolio
The Large-Cap Value Equity Portfolio
The Real Estate Investment Trust Portfolio
The Select 20 Portfolio
(each, a “Fund” and collectively, the “Funds”)

Supplement to the Portfolios’ Statement of Additional Information
dated February 26, 2016

The following information replaces the Trustee share ownership table in the section in the Funds’ Statement of Additional Information entitled “Management of the Trust – Trustees and officers”:

The following table shows each Trustee’s ownership of shares of the Funds and of shares of all Delaware Investments® Funds as of Dec. 31, 2015.

Aggregate Dollar Range of Equity Securities in All
	Dollar Range of Equity	Registered Investment Companies Overseen by
Name	Securities in the Funds	Trustee in Family of Investment Companies1
Interested Trustee
Shawn K. Lytle	None	None
Independent Trustees
Thomas L. Bennett	None	Over $100,000
Ann D. Borowiec	None	Over $100,000
Joseph W. Chow	None	Over $100,000
John A. Fry	$1-$10,000 Delaware REIT Fund	Over $100,000
Lucinda S. Landreth	None	Over $100,000
Frances A. Sevilla-Sacasa	None	Over $100,000
Thomas K. Whitford	None	Over $100,000
Janet L. Yeomans	None	Over $100,000

1	The ranges for equity securities ownership by each Trustee are: none; $1-$10,000; $10,001- $50,000; $50,001-$100,000; or over $100,000.

Please keep this Supplement for future reference.

This Supplement is dated March 28, 2016.